DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Global Value Fund
Delaware International Value Equity Fund

(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Prospectuses
dated March 28, 2008

The following replaces the biographical information in the section entitled, "Who manages the Funds - Portfolio managers - Delaware Global Value Fund and Delaware International Value Equity Fund":

Delaware Global Value Fund and Delaware International Value Equity Fund
Edward A. "Ned" Gray and Todd A. Bassion have primary responsibility for making day-to-day investment decisions for Delaware Global Value Fund and Delaware International Value Equity Fund. When making decisions for the Funds, Mr. Gray and Mr. Bassion regularly consult with Dr. Lawrence G. Franko, Anu Kothari, and Juliet Xu.

Edward A. "Ned" Gray, CFA, Vice President, Senior Portfolio Manager
Ned Gray joined Delaware Investments in June 2005 to develop the firm's International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management ("TWAM"), and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University's Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA, Vice President, Portfolio Manager
Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to TWAM with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Bassion earned a bachelor's degree in economics from Colorado College.

Dr. Lawrence G. Franko, Vice President, Senior Equity Analyst
Dr. Lawrence G. Franko has worked as a senior equity analyst with the International Value Equity team for more than 20 years and has an extensive background in global corporate competition and international financial management. His research responsibilities include financials, materials, and telecommunication services. He joined Delaware Investments in June 2005 from Arborway Capital. Previously he worked in an advisory role with the team at TWAM and ValueQuest/TA, where he was instrumental in developing the original international product strategy. Dr. Franko was formerly a tenured professor of finance in the College of Management at the University of Massachusetts, Boston, and has published several books and numerous academic papers on U.S., European, and Japanese multinational corporations. He has more than 30 years of investment and international business experience, including as professor of international business relations at Tufts University's Fletcher School of Law and Diplomacy and chief economist and director of currency advisory services at the Compagnie Pour le Financement et L'Investissement, S.A. (FINVEST). Previously, Dr. Franko served as deputy assistant director for national security and international affairs for the U.S. Congressional Budget Office. He received his doctorate in business administration from the Harvard Graduate School of Business, a master's degree in law and diplomacy in international economics from Tufts University's Fletcher School of Law and Diplomacy, and his bachelor's degree from Harvard College

Anu B. Kothari, Vice President, Equity Analyst
Anu B. Kothari is an equity analyst for the firm's International Value Equity team. Prior to joining Delaware Investments in January 2008, she worked for six years as a senior equity research analyst for State Street Global Advisors, after spending the previous year and a half as an equity research analyst with State Street Research and Management. Prior to that, Kothari spent two years at Fidelity as a sector specialist within the firm's equity research group. She began her career in the consulting industry in 1993 at Integral, Inc., where she worked for nearly three years as a senior research associate. She earned a bachelor's degree in economics, with honors, from St. Xavier's College in Kolkota, India, a master's degree in quantitative economics from Tufts University's Fletcher School of Law and Diplomacy, and an MBA with a concentration in finance and accounting from the University of Chicago Graduate School of Business. Kothari is a CFA Level II candidate.

Juliet J. Xu, Equity Analyst
Juliet J. Xu joined Delaware Investments in November 2005 as an equity analyst on the International Value Equity team. She most recently completed internships as an investment analyst for NCM Capital Management Group and as an equity research associate for JP Morgan Securities. Previously, Xu held positions in Shanghai, China, as the finance manager for Lord Corporation and as a financial analyst for United Technologies. She earned a bachelor's degree of commerce in accounting from Shanghai International Studies University and an MBA from The Fuqua School of Business at Duke University. She is a Chartered Certified Accountant (ACCA) in the U.K. and is currently a CFA Level III candidate.

Please keep this Supplement for future reference.

This Supplement is dated July 10, 2008.